ALLIANCE/REGENT SECTOR OPPORTUNITY FUND



SEMI-ANNUAL REPORT
FEBRUARY 28, 1998



LETTER TO SHAREHOLDERS                  ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

April 27, 1998

Dear Shareholder:

This semi-annual report discusses investment results and market activity for Alliance/Regent Sector Opportunity Fund for the period ended February 28, 1998.

INVESTMENT RESULTS
Since our last report to you dated August 31, 1997, your Fund's total return has somewhat lagged that of the S&P 500 Stock Index, although 12 month performance tracked the market quite closely. The Fund's underperformance during the past few months was primarily a result of its sector and industry exposures, which are guided by our long term outlook for the economy. We remain committed to those positions, which we believe continue to offer good opportunities.


INVESTMENT RESULTS*
Periods ended February 28, 1998
                                                TOTAL RETURNS
                                            6 MONTHS      12 MONTHS
                                           ----------     ----------
ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
  Class A                                    14.45%         34.33%
  Class B                                    13.99%         33.36%
  Class C                                    13.99%         33.36%

S&P 500 STOCK INDEX                          17.61%         34.99%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF FEBRUARY 28, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURN FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. RETURNS FOR THE FUND AND ITS COMPARATIVE INDEX INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE S&P 500 STOCK INDEX INCLUDES 500 U.S. STOCKS AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


ECONOMIC AND MARKET OUTLOOK
The U.S. economy has remained strong over the past six months. Real Gross Domestic Product (GDP) rose 3.7% on an annual basis in the fourth quarter of 1997, due primarily to stronger consumer spending, growth in net exports and a buildup in business inventory. The outlook for future growth is mixed. Higher inventories and slower business investment argue for a somewhat slower pace of growth in the first half of this year. Yet other recent evidence, such as strong job growth, record-high consumer confidence and robust housing activity, argue against a significant slowdown. We thus expect continued strength in the U.S. economy, with growth in the 2.5%-3.0% range.

The drivers of U.S. growth in 1998 are likely to show more balance between consumer activity and business capital spending than has been the case in the last several years. This balance is reflected in the Fund's current portfolio structure. Nevertheless, we believe that the longer-term forces that have led to robust U.S. investment spending in the 1990's, such as tough global competition and furious technological change, will remain intact in future years.

The financial crisis in Asia presents continued risks to our positive outlook, even if the broad contours of its impact are now relatively clear. We are reasonably confident, for example, that the more severe outcomes--such as global recession or deflation which were feared by observers last fall--are now relatively unlikely. While the crisis has clearly affected industries from energy to semiconductors, its effect on the U.S. economy as a whole may end up being close to neutral. Lower interest rates and oil prices stemming from the crisis have led to stronger consumer spending and helped offset the decline in U.S. exports. Meanwhile, economic revival in Western Europe, spurred by the countdown to currency unification in 2002, is also serving to mute the impact of Asia on the world economy and on U.S. firms.

The moderate U.S. growth we expect for this year also suggests that inflation should remain well-controlled. While labor markets remain tight, productivity gains have continued to prevent wage increases from leading to more general price increases. The most recent reports on producer and consumer prices support this view. The Asian crisis should result in lower import prices, while oil prices do not seem likely to rise much from current low levels any time soon. Flat to falling goods prices should help offset any wage-driven inflation pressures


1


                                        ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

that the service sector might experience. Therefore, we are expecting inflation, as measured by the Consumer Price Index, to remain in the 2.0%-2.5% range during 1998.

As a result, we do not expect the Federal Reserve Board to take any significant action on short term interest rates this year. The factors guiding monetary policy, including U.S. GDP growth, inflation prospects, and the effects of the Asian crisis, appear in a rough balance. Longer-term interest rates, meanwhile, have fallen sharply in recent months. While the secular backdrop for long term rates remains benign, the recent decline suggests that rates may have limited room to fall further from current levels. Yet a significant backup in rates also seems unlikely at any time in the next several quarters.

The U.S. stock market has continued to perform well in 1998. This is a result of strength in the domestic economy, as well as the realization that the impact of the Asian crisis on the U.S. has not been as dramatic as it initially appeared. The potential for the equity market as a whole has thus narrowed somewhat compared to late 1997 when stocks had become particularly undervalued after the late October decline. Nevertheless, we continue to believe that several industry groups and sectors offer important opportunities.

INVESTMENT STRATEGY
Since its inception in late 1996, your Fund has maintained an emphasis on sectors and industries expected to benefit from a robust U.S. economy. This strategy has been guided by a belief that the U.S. economy would remain strong, and that economically sensitive companies would be likely to show better earnings than the investor consensus expected. Late last year, however, we reduced this emphasis somewhat. At that point in time, the dimensions of the Asian events and their effects on the U.S. were particularly unclear, and the dispersion of possible effects on U.S. companies was at its widest. As a result, we moved the Fund to a somewhat more defensive portfolio structure. We accomplished this by increasing exposure to local telephone utilities and by reducing exposure to semiconductors and other areas in technology that we believed might be vulnerable.

This defensive stance has now been partially loosened as evidence suggests that a strong domestic economy should offset the problems in Asia. Therefore, we increased the Fund's sensitivity to industries tied to domestic economic growth. These industries include both capital goods companies, such as diversified manufacturing, aerospace, and electrical equipment companies, and consumer cyclical industries, such as retailers and media. We retain an above-market position in technology, where we place particular emphasis on software. We maintain this position in recognition of technology's strong long term growth prospects and attractive valuation. We believe that recent profit disappointments at some computer and related firms will prove temporary, as such incidents most often have in recent years. Our continuing expectation that inflation will remain low leads us to maintain below-market positions in both basic materials and energy.

We appreciate your interest and investment in Alliance/Regent Sector Opportunity Fund, and look forward to reporting the Fund's progress to you in upcoming periods.


Sincerely,


John D. Carifa
Chairman and President


Eugene J. Lancaric
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES       ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

Alliance/Regent Sector Opportunity Fund seeks long-term growth of capital through investment in U.S. equity securities. The Fund utilizes a "top down" investment approach focusing on economic analysis to determine portfolio allocation among market sectors and industries, and pursues its objective by investing in a diversified portfolio of securities of U.S. issuers that have a market capitalization of at least one billion dollars.


INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 1998

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      34.33%         28.62%
Since Inception*              31.71%         27.07%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      33.36%         29.36%
Since Inception*              30.91%         28.54%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      33.36%         32.36%
Since Inception*              30.91%         30.91%




SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 1997)
                              CLASS A     CLASS B     CLASS C
                             ---------   ---------   ---------
1 Year                         23.34%      24.12%      27.12%
Since Inception*               20.99%      22.58%      25.44%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1; 3% year 2; 2% year 3; 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class. SEC average annual total returns for the period shown reflect reinvestment of all distributions and deduction of the maximum 4.25% front-end sales charges or applicable contingent deferred sales charges.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 12/16/96 for all share Classes.


3


TEN LARGEST HOLDINGS
FEBRUARY 28, 1998 (UNAUDITED)           ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________
                                                                 PERCENT OF
COMPANY                                              VALUE       NET ASSETS
-------------------------------------------------------------------------------
General Electric Co.                              $  505,375         5.2%
Home Depot, Inc.                                     433,925         4.5
Microsoft Corp.                                      406,800         4.2
Merck & Co., Inc.                                    395,443         4.1
Travelers Group, Inc.                                334,500         3.4
Ameritech Corp.                                      316,825         3.3
Bell Atlantic Corp.                                  305,150         3.1
Tyco International, Ltd.                             299,425         3.1
Pfizer, Inc.                                         274,350         2.8
PeopleSoft, Inc.                                     259,187         2.7
                                                  $3,530,980        36.4%

MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)
_______________________________________________________________________________
                                                            SHARES*
                                                -------------------------------
                                                                  HOLDINGS
PURCHASES                                             BOUGHT       2/28/98
-------------------------------------------------------------------------------
Ameritech Corp.                                        5,500       7,600
Bell Atlantic Corp.                                    3,400       3,400
Bristol-Myers Squibb Co.                               1,700       1,700
Chase Manhattan Corp.                                  1,200       1,200
Dayton Hudson Corp.                                    3,100       3,100
Delta Air Lines, Inc.                                  1,000       1,000
First Union Corp.                                      4,900       4,900
General Electric Co.                                   2,400       6,500
Lucent Technologies, Inc.                              1,600       1,600
Microsoft Corp.                                        4,200       4,800

                                                                  HOLDINGS
SALES                                                   SOLD       2/28/98
-------------------------------------------------------------------------------
Applied Materials, Inc.                                1,100          -0-
Columbia/HCA Healthcare Corp.                          3,200          -0-
Dell Computer Corp.                                    1,200       1,400
Intel Corp.                                            1,500       1,700
Johnson Controls, Inc.                                 2,500       2,700
McGraw-Hill Cos., Inc.                                 1,000          -0-
Mellon Bank Corp.                                      1,500       2,800
Oracle Corp.                                           6,600          -0-
Sears Roebuck & Co.                                    4,300          -0-
Sun Microsystems, Inc.                                 2,100          -0-


*    Adjusted for stock splits.


4


PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1998 (UNAUDITED)           ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________
COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS-100.2%
TECHNOLOGY-19.8%
COMMUNICATIONS EQUIPMENT-2.7%
Lucent Technologies, Inc.                         1,600      $   173,400
Northern Telecom, Ltd.                            1,600           85,300
                                                             ------------
                                                                 258,700

COMPUTER HARDWARE-3.6%
Compaq Computer Corp.                             4,900          157,106
Dell Computer Corp. (a)                           1,400          195,825
                                                             ------------
                                                                 352,931

COMPUTER SOFTWARE-9.8%
Computer Associates International, Inc.           1,750           82,469
HBO & Co.                                         3,800          205,675
Microsoft Corp. (a)                               4,800          406,800
PeopleSoft, Inc. (a)                              5,800          259,187
                                                             ------------
                                                                 954,131

NETWORKING SOFTWARE-2.1%
Cisco Systems, Inc. (a)                           3,050          200,919

SEMI-CONDUCTOR COMPONENTS-1.6%
Intel Corp.                                       1,700          152,469
                                                             ------------
                                                               1,919,150

FINANCE-16.4%
BANKING - MONEY CENTER-3.3%
BankAmerica Corp.                                 2,200          170,500
Chase Manhattan Corp.                             1,200          148,875
                                                             ------------
                                                                 319,375

BANKING - REGIONAL-6.7%
First Union Corp.                                 4,900          258,169
Mellon Bank Corp.                                 2,800          174,475
NationsBank Corp.                                 3,200          219,200
                                                             ------------
                                                                 651,844

INSURANCE-3.5%
Travelers Group, Inc.                             6,000          334,500

MISCELLANEOUS-2.9%
American Express Co.                              1,500          135,094
MBNA Corp.                                        4,050          145,040
                                                             ------------
                                                                 280,134
                                                             ------------
                                                               1,585,853

CONSUMER SERVICES-12.4%
AIRLINES-1.2%
Delta Air Lines, Inc.                             1,000          113,063

BROADCASTING & CABLE-1.0%
Cox Communications, Inc. Cl.A (a)                 2,500           96,406

PRINTING & PUBLISHING-2.2%
New York Times Co. Cl.A                           3,300          215,944

RETAIL - GENERAL MERCHANDISE-8.0%
Dayton Hudson Corp.                               3,100          239,669
Federated Department Stores, Inc. (a)             2,300          107,812
Home Depot, Inc.                                  6,800          433,925
                                                             ------------
                                                                 781,406
                                                             ------------
                                                               1,206,819

HEALTH CARE-12.3%
DRUGS-8.7%
Bristol-Myers Squibb Co.                          1,700          170,319
Merck & Co., Inc.                                 3,100          395,443
Pfizer, Inc.                                      3,100          274,350
                                                             ------------
                                                                 840,112

MEDICAL PRODUCTS-2.1%
Medtronic, Inc.                                   3,900          207,188

MEDICAL SERVICES-1.5%
United Healthcare Corp.                           2,400          145,650
                                                             ------------
                                                               1,192,950

CAPITAL GOODS-11.8%
ELECTRICAL EQUIPMENT-6.8%
General Electric Co.                              6,500          505,375
Johnson Controls, Inc.                            2,700          150,019
                                                             ------------
                                                                 655,394


5


PORTFOLIO OF INVESTMENTS (CONTINUED)
                                        ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________
COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
MISCELLANEOUS-5.0%
Allied-Signal, Inc.                               5,800      $   246,862
United Technologies Corp.                         2,700          241,144
                                                             ------------
                                                                 488,006
                                                             ------------
                                                               1,143,400

UTILITIES-7.2%
ELECTRIC UTILITIES-0.8%
Texas Utilities Co.                               1,900           76,831

TELEPHONE UTILITY-6.4%
Ameritech Corp.                                   7,600          316,825
Bell Atlantic Corp.                               3,400          305,150
                                                             ------------
                                                                 621,975
                                                             ------------
                                                                 698,806

ENERGY-5.3%
DOMESTIC INTEGRATED-0.8%
Phillips Petroleum Co.                            1,600           78,400

INTERNATIONAL-1.4%
Texaco, Inc.                                      2,400          133,950

OIL SERVICE-2.0%
Baker Hughes, Inc.                                2,500          102,344
Schlumberger, Ltd.                                1,300           97,987
                                                             ------------
                                                                 200,331

PIPELINES-1.1%
Enron Corp.                                       2,200          103,400
                                                             ------------
                                                                 516,081

CONSUMER STAPLES-5.1%
COSMETICS-1.6%
Avon Products, Inc.                               2,200          154,962

HOUSEHOLD PRODUCTS-1.1%
Colgate-Palmolive Co.                             1,300          105,544

TOBACCO-2.4%
Philip Morris Cos., Inc.                          5,300          230,219
                                                             ------------
                                                                 490,725

                                               SHARES OR
                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)             VALUE
-------------------------------------------------------------------------
MULTI INDUSTRY COMPANIES-3.7%
Corning, Inc.                                     1,500      $    60,937
Tyco International, Ltd.                          5,900          299,425
                                                             ------------
                                                                 360,362

BASIC INDUSTRY-2.4%
CHEMICALS-2.4%
Dow Chemical Co.                                  1,200          109,800
Monsanto Co.                                      2,500          127,188
                                                             ------------
                                                                 236,988

TRANSPORTATION-2.1%
AIR FREIGHT-0.9%
FDX Corp. (a)                                     1,300           82,794

RAILROAD-1.2%
Burlington Northern Santa Fe Corp.                1,200          119,550
                                                             ------------
                                                                 202,344

CONSUMER MANUFACTURING-1.2%
AUTO & RELATED-1.2%
Ford Motor Co.                                    2,100          118,781

AEROSPACE & DEFENSE-0.5%
AEROSPACE-0.5%
General Dynamics Corp.                              600           52,050

Total Common Stocks
  (cost $7,717,677)                                            9,724,309

TIME DEPOSIT-1.7%
State Street Cayman Islands
  5.25%, 3/02/98
  (amortized cost $158,000)                        $158          158,000

TOTAL INVESTMENTS-101.9%
  (cost $7,875,677)                                            9,882,309
Other assets less liabilities-(1.9%)                            (179,589)

NET ASSETS-100%                                              $ 9,702,720


(a)  Non-income producing security.

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1998 (UNAUDITED)           ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $7,875,677)           $  9,882,309
  Cash                                                                     604
  Receivable for investment securities sold                            208,672
  Deferred organization expenses                                       189,681
  Receivable due from Adviser                                           14,530
  Dividends and interest receivable                                     11,201
  Total assets                                                      10,306,997

LIABILITIES
  Payable for investment securities purchased                          281,454
  Organization expense payable                                         220,308
  Distribution fee payable                                               2,643
  Accrued expenses                                                      99,872
  Total liabilities                                                    604,277

NET ASSETS                                                        $  9,702,720

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $        709
  Additional paid-in capital                                         7,579,852
  Accumulated net investment loss                                      (67,254)
  Accumulated net realized gain on investment transactions             182,781
  Net unrealized appreciation of investments                         2,006,632
                                                                  $  9,702,720

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($933,651/
    68,168 shares of capital stock issued and outstanding)              $13.70
  Sales charge--4.25% of public offering price                             .61
  Maximum offering price                                                $14.31

  CLASS B SHARES
  Net asset value and offering price per share ($2,860,550/
    210,282 shares of capital stock issued and outstanding)             $13.60

  CLASS C SHARES
  Net asset value and offering price per share ($413,663/
    30,416 shares of capital stock issued and outstanding)              $13.60

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($5,494,856 / 399,989 shares of capital stock issued
    and outstanding)                                                    $13.74


See notes to financial statements.


7


STATEMENT OF OPERATIONS
SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)

                                        ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $41)   $    52,550
  Interest                                                 4,697   $    57,247

EXPENSES
  Advisory fee                                            31,053
  Distribution fee - Class A                               1,280
  Distribution fee - Class B                              12,740
  Distribution fee - Class C                               1,625
  Administrative                                          63,500
  Custodian                                               49,604
  Registration                                            31,476
  Printing                                                30,144
  Amortization of organization expenses                   26,088
  Directors' fees                                         15,000
  Transfer agency                                         12,709
  Audit and legal                                         10,155
  Miscellaneous                                            1,041
  Total expenses                                         286,415
  Less: expenses waived and reimbursed
    by Adviser (see Note B)                             (158,979)
  Net expenses                                                         127,436
  Net investment loss                                                  (70,189)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                         226,965
  Net change in unrealized appreciation
    of investments                                                   1,021,669
  Net gain on investments                                            1,248,634

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 1,178,445


See notes to financial statements.


8


STATEMENT OF CHANGES IN NET ASSETS      ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

                                             SIX MONTHS ENDED  DEC. 16, 1996(A)
                                              FEB. 28, 1998          TO
                                               (UNAUDITED)      AUG. 31, 1997
                                             ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                          $   (70,189)      $   (75,149)
  Net realized gain on investment transactions     226,965           164,809
  Net change in unrealized appreciation
    of investments                               1,021,669           984,963
  Net increase in net assets from operations     1,178,445         1,074,623

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
  Class A                                          (13,835)               -0-
  Class B                                          (40,054)               -0-
  Class C                                           (5,448)               -0-
  Advisor Class                                    (71,572)               -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                   1,321,582         6,158,679
  Total increase                                 2,369,118         7,233,302

NET ASSETS
  Beginning of year                              7,333,602           100,300
  End of period (including undistributed
    net investment income of $2,935
    at August 31, 1997)                        $ 9,702,720       $ 7,333,602


(a)  Commencement of operations.

     See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1998 (UNAUDITED)           ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance/Regent Sector Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to commencement of operations on December 16, 1996, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10 shares each of Class A, Class B and Class C and 10,000 shares of Advisor Class for the aggregate amount of $100 each on Class A, Class B and Class C shares and $100,000 on the Advisor Class shares on October 7, 1996. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Securities traded in the over-the-counter market, including securities traded on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. Readily marketable debt securities are valued at the last sale price. Securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $258,000 have been deferred and are being amortized on a straight-line basis through December, 2001.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as adjustment to interest income.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.


10


                                        ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .75% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. As of January 13, 1997, the Adviser has agreed to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis 3.00%, 3.70%, 3.70% and 2.70% of average net assets, respectively, for the Class A, Class B, Class C and Advisor Class shares. For the six months ended February 28, 1998, such waiver and reimbursement amounted to $86,479.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the six months ended February 28, 1998, the Adviser voluntarily agreed to waive its fees in the amount of $63,500 for such services.

The Fund compensates Alliance Fund Services, Inc. a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the six months ended February 28, 1998 the transfer agent agreed to waive fees of $9,000 for such services.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $146 from the sales of Class A shares and $1,943 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the six months ended February 28, 1998.

Brokerage commissions paid on investment transactions for the six months ended February 28, 1998, amounted to $3,917, none of which was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $335,861 and $54,299, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $3,727,532 and $2,499,356, respectively, for the six months ended February 28, 1998. There were no purchases or sales of U.S. government or government agency obligations for the six months ended February 28, 1998.


11


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                             ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

At February 28, 1998, the cost of investments for federal income tax purposes was $7,875,738. Accordingly, gross unrealized appreciation of investments was $2,061,917 and gross unrealized depreciation of investments was $55,346 resulting in net unrealized appreciation of $2,006,571.


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                            SHARES                           AMOUNT
                 ---------------------------     ------------------------------
                   SIX MONTHS     DEC. 16,        SIX MONTHS       DEC. 16,
                      ENDED        1996(A)           ENDED          1996(A)
                  FEB. 28, 1998      TO          FEB. 28, 1998        TO
                   (UNAUDITED)  AUG. 31, 1997      (UNAUDITED)   AUG. 31, 1997
                  ------------  ------------     --------------  --------------
CLASS A
Shares sold             9,611        67,868        $   121,294     $   691,960
Shares issued in
  reinvestment of
  distributions         1,112            -0-            13,715              -0-
Shares redeemed        (6,892)       (3,541)           (89,248)        (40,439)
Net increase            3,831        64,327        $    45,761     $   651,521

CLASS B
Shares sold            16,546       200,255        $   206,276     $ 2,105,855
Shares issued in
  reinvestment of
  distributions         1,272            -0-            15,609              -0-
Shares redeemed        (4,385)       (3,416)           (55,241)        (41,258)
Net increase           13,433       196,839        $   166,644     $ 2,064,597

CLASS C
Shares sold            12,173        18,204        $   154,800     $   191,273
Shares issued in
  reinvestment of
  distributions           401            -0-             4,923              -0-
Shares redeemed          (142)         (230)            (1,716)         (2,537)
Net increase           12,432        17,974        $   158,007     $   188,736

ADVISOR CLASS
Shares sold            74,517       314,221        $   933,639     $ 3,256,599
Shares issued in
  reinvestment of
  distributions         5,631            -0-            69,601              -0-
Shares redeemed        (4,157)         (223)           (52,070)         (2,774)
Net increase           75,991       313,998        $   951,170     $ 3,253,825


(a)  Commencement of operations.


12


FINANCIAL HIGHLIGHTS                    ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                      CLASS A
                                          -------------------------------
                                           SIX MONTHS        DEC. 16,
                                              ENDED           1996(A)
                                          FEB. 28, 1998         TO
                                           (UNAUDITED)     AUG. 31, 1997
                                          --------------   --------------
Net asset value, beginning of period          $12.16           $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                         (.10)            (.21)
Net realized and unrealized gain on
  investment transactions                       1.84             2.37
Net increase in net asset value
  from operations                               1.74             2.16

LESS: DISTRIBUTIONS
Distributions from net realized gains           (.20)              -0-
Net asset value, end of period                $13.70           $12.16

TOTAL RETURN
Total investment return based on
  net asset value (c)                          14.45%           21.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)       $934             $783
Ratios to average net assets of:
  Expenses, under current cap (d)(e)            3.00%            3.00%
  Expenses, net of waivers/
    reimbursements (d)(f)                       3.00%            4.13%
  Net investment loss (d)                      (1.61)%          (2.51)%
Portfolio turnover rate                           30%              27%
Average commission rate                       $.0500           $.0500


See footnote summary on page 16.


13


FINANCIAL HIGHLIGHTS (CONTINUED)        ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                     CLASS B
                                          -------------------------------
                                           SIX MONTHS        DEC. 16,
                                              ENDED           1996(A)
                                          FEB. 28, 1998         TO
                                           (UNAUDITED)     AUG. 31, 1997
                                          --------------   --------------
Net asset value, beginning of period          $12.12           $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                         (.14)            (.18)
Net realized and unrealized gain on
  investment transactions                       1.82             2.30
Net increase in net asset value
  from operations                               1.68             2.12

LESS: DISTRIBUTIONS
Distributions from net realized gains           (.20)              -0-
Net asset value, end of period                $13.60           $12.12

TOTAL RETURN
Total investment return based on
  net asset value (c)                          13.99%          21.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $2,860           $2,386
Ratios to average net assets of:
  Expenses, under current cap (d)(e)            3.70%            3.70%
  Expenses, net of waivers/
    reimbursements (d)(f)                       3.70%            3.70%
  Net investment loss (d)                      (2.32)%          (2.15)%
Portfolio turnover rate                           30%              27%
Average commission rate                       $.0500           $.0500


See footnote summary on page 16.


14


                                        ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                     CLASS C
                                          -------------------------------
                                           SIX MONTHS        DEC. 16,
                                              ENDED           1996(A)
                                          FEB. 28, 1998         TO
                                           (UNAUDITED)     AUG. 31, 1997
                                          --------------   --------------
Net asset value, beginning of period          $12.12           $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                         (.14)            (.19)
Net realized and unrealized gain on
  investment transactions                       1.82             2.31
Net increase in net asset value
  from operations                               1.68             2.12

LESS: DISTRIBUTIONS
Distributions from net realized gains           (.20)              -0-
Net asset value, end of period                $13.60           $12.12

TOTAL RETURN
Total investment return based on
  net asset value (c)                          13.99%           21.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)       $414             $218
Ratios to average net assets of:
  Expenses, under current cap (d)(e)            3.70%            3.70%
  Expenses, net of waivers/
    reimbursements (d)(f)                       3.70%            3.70%
  Net investment loss (d)                      (2.32)%          (2.24)%
Portfolio turnover rate                           30%              27%
Average commission rate                       $.0500           $.0500


See footnote summary on page 16.


15


FINANCIAL HIGHLIGHTS (CONTINUED)        ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                    ADVISOR CLASS
                                          -------------------------------
                                           SIX MONTHS        DEC. 16,
                                              ENDED           1996(A)
                                          FEB. 28, 1998         TO
                                           (UNAUDITED)     AUG. 31, 1997
                                          --------------   --------------
Net asset value, beginning of period          $12.18           $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                         (.08)            (.19)
Net realized and unrealized gain on
  investment transactions                       1.84             2.37
Net increase in net asset value
  from operations                               1.76             2.18

LESS: DISTRIBUTIONS
Distributions from net realized gains           (.20)              -0-
Net asset value, end of period                $13.74           $12.18

TOTAL RETURN
Total investment return based on
  net asset value (c)                          14.59%           21.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $5,495           $3,947
Ratios to average net assets of:
  Expenses, under current cap (d)(e)            2.70%            2.70%
  Expenses, net of waivers/
    reimbursements (d)(f)                       2.70%            3.82%
  Net investment loss (d)                      (1.32)%          (2.19)%
Portfolio turnover rate                           30%              27%
Average commission rate                       $.0500           $.0500


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Expense cap in effect as of January 13, 1997.

(f) Net of expenses waived/reimbursed by the Adviser. Absent such waivers/reimbursements the expense ratios would have been 6.83% and 11.77% for Class A, 7.53% and 10.52% for Class B, 7.50% and 9.99% for Class C and 6.52% and 11.16% for Advisor Class for the six months ended February 28, 1998 and the period December 16, 1996 to August 31, 1997.


16


                                        ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
EUGENE J. LANCARIC, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
CHRISTOPHER R. THOMPSON, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004


(1)  Member of the audit committee.

     Distribution of this report other than to shareholders must be preceded or accompanied by the Fund's current prospectus, which contains further information about the Fund.

R    These registered service marks used under license from the owner, Alliance
Capital Management L.P.


17